Income Taxes	12 Months Ended
Jun. 30, 2012
Income Taxes
5.	INCOME TAXES

Income / (loss) before income taxes consisted of the following (in thousands):

	Year Ended June 30,
	2012	2011	2010
United States	$(3,441)	$2,918	$(1,340)
Foreign	9	5,650	1,414

Income / (loss) before income tax	$(3,432)	$8,568	$74

The following table reconciles the federal statutory tax rate to the effective tax rate of the provision for income taxes:

	Year Ended June 30,
	2012	2011	2010
Federal statutory income tax rate	34.0%	34.0%	34.0%
Current state taxes	3.4	2.7	(174.1)
Foreign rate differential	(9.4)	(20.4)	(400.2)
Permanent items	(0.5)	0.3	20.4
Expired net operating losses	(47.9)	3.9	467.3
Research and development credits	2.3	(1.7)	(56.4)
Other items	(2.9)	(5.0)	(4.1)
Net change in valuation allowance	9.6	(11.4)	328.9

Effective tax rate	(11.4)%	2.4%	215.8%

The components of the income tax provision are as follows (in thousands):

	Year Ended June 30,
	2012	2011	2010
Federal	$23	$(7)	$(21)
Foreign	341	178	178
State	26	25	2

Income tax provision	$390	$196	$159

As of June 30, 2012, we had federal and state net operating loss carryforwards of approximately $203.3 million and $49.1 million, respectively. The net operating loss carryforwards will expire at various dates beginning in 2012 through 2032, if not utilized. Partial amounts of the net operating loss are generated from the exercise of options and the tax benefit would be credited directly to stockholders’ equity. We also had federal research and development credit carry forwards of approximately $2.0 million as of June 30, 2012 which will expire at various dates beginning in 2016 through 2031, if not utilized. The California research and development credit carry forwards are approximately $2.6 million as of June 30, 2012 and have an indefinite carryover period. We also have UK net operating loss carry forwards of approximately $6.4 million as of June 30, 2012.

Utilization of the net operating losses and credits may be subject to a substantial limitation due to the “change in ownership” provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses and credits before utilization.

Deferred tax assets and liabilities reflect the net tax effects of net operating loss and credit carryforwards and of temporary differences between the carrying amounts of assets and liabilities for financial reporting and the amounts used for income tax purposes. Significant components of our deferred tax assets and liabilities for federal and state income taxes are as follows (in thousands):

	June 30,
	2012	2011
Deferred tax assets:
Net operating loss carryforwards	$73,087	$72,850
Research credits	3,688	3,593
Capitalized research and development	4	22
Stock compensation	599	361
Accruals and reserves	348	234
Other	504	246

Total deferred tax assets	78,230	77,306
Valuation allowance for deferred tax assets	(78,168)	(77,244)

Net deferred tax assets, included in other assets	$62	$62

ASC 740, Income Taxes, provides for the recognition of deferred tax assets if realization of such assets is more likely than not. Based upon the weight of available evidence, which includes our historical operating performance and the reported cumulative net losses in all prior years, we have provided a full valuation allowance against our net deferred tax assets except the deferred tax asset related to India as we believe it is more likely than not that those assets will be realized.

The net valuation allowance increased by $924,000 for year ended June 30, 2012 compared to the increase of $670,000 and $239,000 for years ended June 30, 2011 and June 30, 2010, respectively.

Deferred tax liabilities have not been recognized for $3.5 million of undistributed earnings of our foreign subsidiaries at June 30, 2012. It is our intention to reinvest such undistributed earnings indefinitely in our foreign subsidiaries. If we distribute these earnings, in the form of dividends or otherwise, we would be subject to both United States income taxes (net of applicable foreign tax credits) and withholding taxes payable to the foreign jurisdiction.

Uncertain Tax Positions

We apply ASC 740, Income Taxes, related to uncertainty in income taxes.

The aggregate changes in the balance of our gross unrecognized tax benefits during fiscal years 2012, 2011 and 2010 were as follows (in thousands):

	Year Ended June 30,
	2012	2011	2010
Beginning balance	$1,163	$1,127	$1,104
Increases in balances related to tax positions taken during current periods	30	36	34
Decrease in balances related to tax positions taken during current periods	—	—	(11)

Ending balance	$1,193	$1,163	$1,127

For fiscal year 2012, 2011, and 2010 if total unrecognized tax benefits were recognized, approximately $394,000, $0 and $0 respectively, would affect the effective income tax rate. We recognize accrued interest and penalties related to unrecognized tax benefits in the provision for income tax, and the amounts were insignificant for the last three fiscal years.

We do not anticipate the amount of existing unrecognized tax benefits will significantly increase or decrease within the next 12 months. We file income tax returns in the United States, and various state and foreign jurisdictions. In these jurisdictions tax years, 1994-2011 remain subject to examination by the appropriate governmental agencies due to tax loss carryovers from those years.